The OFFIT Variable Insurance Fund, Inc.

                        Supplement dated August 21, 2001
                     To the Prospectus dated April 30, 2001

1. On page 19, under "Management of the Fund; Investment Adviser" remove the paragraph relating to Stephen T. Shapiro and replace it with the following paragraph:

      "J. William Charlton, Richard M. Johnston, and Joseph L. Mirsky serve as the portfolio managers for the Fund. William is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1990. Richard is a Managing Director of OFFITBANK and has been associated with OFFITBANK since 1991. Joseph is a High Yield Trader at OFFITBANK and has been associated with OFFITBANK since 1990."

This Supplement should accompany every prospectus of the Fund. If you would like any additional information, please call the Fund at (800) 618-9510.